                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                              DIGEX, INCORPORATED
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            (Exact name of Registrant as Specified in Its Charter)

               Maryland                                52-1672337
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)




6800 Virginia Manor Road, Beltsville, Maryland                     20705
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   (Address of Principal Executive Offices)                      (Zip Code)



 If this form relates to the               If this form relates to the
 registration of a class of debt           registration of a class of debt
 securities and is effective upon filing   securities and is to become effective
 pursuant to General                       simultaneously with the
 Instruction A(c)(1) please check          effectiveness of a concurrent
 the following box.     [ ]                registration statement under the
                                           Securities Act of 1933 pursuant to
                                           General Instruction A(c)(2) please
                                           check the following box.     [ ]


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                     Name of Each Exchange on Which
     to be so Registered                     Each Class is to be Registered
     -------------------                     ------------------------------

   N/A                                        N/A
---------------------------------------    ----------------------------------

---------------------------------------    ----------------------------------

---------------------------------------    ----------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.01 per share
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                               (Title of Class)

------------------------------------------------------------------------------
                               (Title of Class)
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Item 1.  Description of Registrant's Securities
         --------------------------------------

         For a description of the Class A Common Stock of DIGEX, Incorporated, par value $.01 per share (the "Common Stock"), reference is made to the information under the caption "Capital Stock of the Company" contained in the Prospectus of DIGEX, Incorporated filed with the Securities and Exchange Commission on June 12, 1996 as part of a Registration Statement on Form SB-2 (Registration No. 333-05871).

Item 2.  Exhibits
         --------

I.       1.   Specimen Certificate for the shares of Common Stock of DIGEX,
Incorporated. (filed as Exhibit 4.1 to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference).

         2.1 The Articles of Amendment and Restatement of DIGEX, Incorporated (filed as Exhibit 3.1 to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference). (in force as of the date of filing)

         2.2  Bylaws of DIGEX, Incorporated (in force as of the date of filing)
              (a) The Amended and Restated Bylaws of DIGEX, Incorporated (filed as Exhibit 3.2(a) to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference).
              (b) Amendment No. 1 to the Amended and Restated Bylaws of DIGEX, Incorporated (filed as Exhibit 3.2(b) to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference).

         2.3 Amended and Restated Certificate of Incorporation of DIGEX, Incorporated (filed as Exhibit 3.3 to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference). (in force as of the date of effectiveness)

         2.4 By-laws of DIGEX, Incorporated (filed as Exhibit 3.3 to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference). (in force as of the date of effectiveness)

II. The following exhibits are filed with each copy of this Registration Statement being filed with the NASDAQ National Market System:

         1. Registration Statement of DIGEX, Incorporated on Form SB-2 filed with the Securities and Exchange Commission on June 12, 1996 (File No. 333-05871 incorporated herein by reference).

         2.   None.

         3.   None.

         4.1 The Articles of Amendment and Restatement of DIGEX, Incorporated (filed as Exhibit 3.1 to Amendment No. 1 to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference). (in force as of the date of filing)

         4.2  Bylaws of DIGEX, Incorporated (in force as of the date of filing)
              (a) The Amended and Restated Bylaws of DIGEX, Incorporated (filed as Exhibit 3.2(a) to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference).
              (b) Amendment No. 1 to the Amended and Restated Bylaws of DIGEX, Incorporated (filed as Exhibit 3.2(b) to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference).

         4.3 Amended and Restated Certificate of Incorporation of DIGEX, Incorporated (filed as Exhibit 3.3 to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference). (in force as of the date of effectiveness)

         4.4 By-laws of DIGEX, Incorporated (filed as Exhibit 3.3 to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference). (in force as of the date of effectiveness)

         5. Specimen Certificate for the shares of Common Stock of DIGEX, Incorporated. (filed as Exhibit 4.1 to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference).

         6.   None.

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                                       2

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant duly has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                        DIGEX, INCORPORATED
                        (Registrant)


                    By:  /s/ Thomas Brandt
                        --------------------------------------------------
                         Thomas Brandt
                         Senior Vice President and Chief Financial Officer


Dated:  October 8, 1996

                                       3
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                                 EXHIBIT INDEX

Exhibit
Number    Exhibit                                                                   Page
-------   -------                                                                   ----
I.1.      Specimen Certificate for the shares of Common Stock of DIGEX,
          Incorporated. (filed as Exhibit 4.1 to the Registration Statement on
          Form SB-2 (File No. 333-05871) and incorporated herein by reference).

I.2.1     The Articles of Amendment and Restatement of DIGEX, Incorporated
          (filed as Exhibit 3.1 to the Registration Statement on Form SB-2 (File
          No. 333-05871) and incorporated herein by reference). (in force as of the date of filing)

I.2.2     Bylaws of DIGEX, Incorporated (in force as of the date of filing)
          (a)  The Amended and Restated Bylaws of DIGEX, Incorporated (filed as
               Exhibit 3.2(a) to the Registration Statement on Form SB-2 (File
               No. 333-05871) and incorporated herein by reference).
          (b)  Amendment No. 1 to the Amended and Restated Bylaws of DIGEX,
               Incorporated (filed as Exhibit 3.2(b) to the Registration
               Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference).

I.2.3     Amended and Restated Certificate of Incorporation of DIGEX,
          Incorporated (filed as Exhibit 3.3 to the Registration Statement on
          Form SB-2 (File No. 333-05871) and incorporated herein by reference).
          (in force as of the date of effectiveness)

I.2.4     By-laws of DIGEX, Incorporated (filed as Exhibit 3.3 to the
          Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference). (in force as of the date of effectiveness)

II.1. Registration Statement of DIGEX, Incorporated on Form SB-2 filed with the Securities and Exchange Commission on June 12, 1996 (File No. 333-
          05871 incorporated herein by reference).

II.4.1    The Articles of Amendment and Restatement of DIGEX, Incorporated
          (filed as Exhibit 3.1 to Amendment No. 1 to the Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference). (in force as of the date of filing)

II.4.2    Bylaws of DIGEX, Incorporated (in force as of the date of filing)


                              EXHIBIT INDEX

Exhibit
Number    Exhibit                                                                   Page
-------   -------                                                                   ----

          (a)  The Amended and Restated Bylaws of DIGEX, Incorporated (filed as
               Exhibit 3.2(a) to the Registration Statement on Form SB-2 (File
               No. 333-05871) and incorporated herein by reference).
          (b)  Amendment No. 1 to the Amended and Restated Bylaws of DIGEX,
               Incorporated (filed as Exhibit 3.2(b) to the Registration
               Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference).

II.4.3    Amended and Restated Certificate of Incorporation of DIGEX,
          Incorporated (filed as Exhibit 3.3 to the Registration Statement on
          Form SB-2 (File No. 333-05871) and incorporated herein by reference).
          (in force as of the date of effectiveness)

II.4.4    By-laws of DIGEX, Incorporated (filed as Exhibit 3.3 to the
          Registration Statement on Form SB-2 (File No. 333-05871) and incorporated herein by reference). (in force as of the date of effectiveness)

II.5.     Specimen Certificate for the shares of Common Stock of DIGEX,
          Incorporated. (filed as Exhibit 4.1 to the Registration Statement on
          Form SB-2 (File No. 333-05871) and incorporated herein by reference).

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

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